UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2009
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McDONALD'S CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On August 10, 2009, the Company issued an Investor Release reporting the Company’s July and year-to-date 2009 sales.  The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
99	Investor Release of McDonald’s Corporation issued August 10, 2009: McDonald’s Reports Global Comparable Sales Up 4.3% in July

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: August 11, 2009	By:	/s/ Kevin M. Ozan
Kevin M. Ozan
Corporate Senior Vice President - Controller

Exhibit Index

Exhibit No. 99	Investor Release of McDonald’s Corporation issued August 10, 2009:
McDonald’s Reports Global Comparable Sales Up 4.3% in July